UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2009
HFF, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-33280	51-0610340
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Oxford Centre
301 Grant Street, Suite 600
Pittsburgh, Pennsylvania 15219
(412) 281-8714
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Effective January 1, 2009, HFF, Inc. (the “Company”) adopted the provisions of Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements—an amendment to ARB No. 51” (“SFAS No. 160”). This standard requires retrospective application of its presentation and disclosure requirements. The Company is filing this Current Report on Form 8-K to retrospectively apply the provisions of SFAS 160 to the financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”). As a result of retrospectively applying the provisions of SFAS 160, the previously presented minority interest in the consolidated balance sheets has been reclassified to equity as noncontrolling interest. Net income in the consolidated statements of income has been adjusted to include the net income attributed to the noncontrolling interest. Additionally, a reconciliation of the beginning and end of period equity attributed to the noncontrolling interest is presented in the consolidated statements of stockholders’ equity/partners’ capital (deficiency).
The following Items of the 2008 Form 10-K are being adjusted retrospectively to reflect the adoption of the provisions of SFAS No. 160 as described above (which Items as adjusted are attached as Exhibit 99.1 hereto and hereby incorporated by reference herein):
Item 6 — Selected Financial Data
Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 8 — Financial Statements and Supplementary Data
No Items of the 2008 Form 10-K other than those identified above are being adjusted or otherwise revised by this filing.
This Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009 and other filings with the Securities and Exchange Commission. Information in the 2008 Form 10-K is generally stated as of December 31, 2008, and this filing does not reflect any subsequent information or events other than the adoption of the provisions of SFAS No. 160 described above. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2008 Form 10-K for any information, uncertainties, transactions, risks, events or trends that subsequently occurred or became known to the Company. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009 and other filings with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
23.1	Consent of Ernst & Young LLP.

99.1	Adjusted Items 6, 7 and 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HFF, INC.
Dated: May 19, 2009	By:	/s/ Gregory R. Conley
Gregory R. Conley
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP.

99.1	Adjusted Items 6, 7 and 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

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